Exhibit 10.1


                         AMENDMENT AND RESTATEMENT NO. 2


         This  Amendment  and  Restatement  No.  2  dated  as  of  May  3,  1999
("Agreement") is among Stone Energy Corporation, a Delaware corporation ("Borrower"), the banks party to the Credit Agreement described below ("Banks"), and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrower, the Agent, and the Banks are parties to the Third Amended and Restated Credit Agreement dated as of July 30, 1997, as amended pursuant to that certain Amendment and Restatement No. 1 dated as of March 31, 1998 (the "Credit Agreement").

         B. The Borrower has requested that the Banks agree to amend the tangible net worth covenant under the Credit Agreement and to make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrower, the Agent, and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2.        Amendments.

                  (a) Subsection (a) of Section 2.02 is amended in its entirety to read as follows:

                            (a) The Borrowing Base as of May 7, 1999 has been
                                set by  the  Majority  Banks  and   acknowledged
                                by  the Borrower as $127,500,000.

                  (b)      Section 6.14 of the Credit  Agreement,
                           Tangible Net Worth, is amended in its entirety to read as follows:



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                                                         -2-
                           Section 6.14. Tangible Net Worth. The Borrower shall not permit the consolidated Tangible Net Worth of the Borrower to be less than the sum of (a) $95,000,000.00, plus (b) an amount equal to 50% of the cumulative consolidated quarterly Net Income of the Borrower from January 1, 1999, through the end of the Borrower's most recently ended fiscal quarter, but excluding consolidated Net Income for any fiscal quarter in which consolidated Net Income is not positive, plus (c) an amount equal to 100% of the net cash proceeds from any sale of stock or other equity interests in the Borrower since January 1, 1999.

         Section 3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

                  (a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;

                  (b)  (i)  the  execution,  delivery  and  performance  of this
Agreement, the replacement promissory notes referred to below, and the reaffirmation of guaranties referred to below are within the corporate power and authority of the Borrower and its Subsidiaries, as applicable, and have been duly authorized by appropriate proceedings and (ii) each of this Agreement, the replacement promissory notes and the Guaranties constitutes a legal, valid, and binding obligation of the Borrower and its Subsidiaries, as applicable, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

                  (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

     Section 4. Effectiveness. This Agreement shall become effective as of the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

                  (a) the Borrower, the Agent, and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent;

                  (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

                  (c) each of the Borrower and its Subsidiaries shall have delivered a certificate of its Secretary or Assistant Secretary certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Agent and the Banks; and



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                  (d) the  Borrower  shall have paid all  amounts  and  expenses required to be paid in connection with this Agreement and the amendments evidenced hereby.

         Section 5.        Effect on Loan Documents.

                  (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents' or Banks' rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

                  (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

     Section 6. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



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         EXECUTED as of the date first above written.

                                    BORROWER:

                                                     STONE ENERGY CORPORATION


                                               By:/s/ D. Peter Canty
                                                 --------------------
                                      Name:           D. Peter Canty
                                     Title:             President


                                              By:/s/ Michael L. Finch
                                                 --------------------
                                      Name:          Michael L. Finch
                                     Title:     Executive Vice-President

                                     AGENT:

                                                     NATIONSBANK, N.A.


                                              By:/s/ Mary Louise Allen
                                                 ----------------------
                                      Name:          Mary Louise Allen
                                     Title:           Vice-President



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                                                         -5-


                                   BANKS:

                                                  NATIONSBANK, N.A.

                                             By:/s/ Mary Louise Allen
                                                ---------------------
                                     Name:          Mary Louise Allen
                                    Title:           Vice-President


                                                      BANKBOSTON, N.A.



                                              By:/s/ George W. Passela
                                                 ----------------------
                                      Name:          George W. Passela
                                     Title:          Managing Director


                                                   BANK ONE, LOUISIANA
                                                   SUCCESSOR BY MERGER TO
                                               FIRST NATIONAL BANK OF COMMERCE


                                             By:/s/ Jo Linda Papadakis
                                               -----------------------
                                      Name:         Jo Linda Papadakis
                                     Title:           Vice-President


                                                     HIBERNIA NATIONAL BANK


                                             By:/s/ David R. Reid
                                               -------------------
                                      Name:         David R. Reid
                                     Title:     Senior Vice-President